Other current non-financial liabilities	12 Months Ended
Dec. 31, 2022
Other current non-financial liabilities
Other current non-financial liabilities

16. Other current non-financial liabilities

in EUR	12/31/2022	12/31/2021
Accrued expenses	439,803	135,055
Social security liabilities	223,570	304,864
Liabilities for remaining leave	580,585	613,145
Tax liabilities other than income taxes	392,773	619,172
Contract liabilities	1,794,903	1,021,095
Liability for continued services of employees	400,083	1,083,000
Liabilities due to personnel bonus	1,021,192	2,245,134
Miscellaneous other non‑financial liabilities	1,136,471	1,561,018
Total	5,989,380	7,582,483

Miscellaneous other current non-financial liabilities mainly consist of freight, professional services and office supplies accruals (2022: TEUR 960; 2021: TEUR 507). The contract liabilities result from advance payments received from customers for goods or services to be provided by the Group.

The liability for continued services of employees results from the acquisition of Germaneers (please refer to Note 5 for further information on the acquisition). Under certain circumstances, employees that have been employed as of the date of acquisition will receive payments for a predefined period after the acquisition if certain performance conditions are fulfilled. Certain liabilities have been settled during the year ended December 31, 2022, the remaining are expected to become settled within the fiscal year 2023.

Tax liabilities include primarily import sales tax as well as wage and church tax liabilities to German tax authorities in the amount of TEUR 289 (2021: TEUR 148).